Exhibit 26(e)(1): Application for Life Insurance Fixed and Variable Products

INSTRUCTIONS TO AGENTS AND APPLICANTS

NOTICE TO APPLICANTS REGARDING POLICY DATING PROCEDURES

CONDITIONAL RECEIPT. A Receipt must be given to the

Applicant/Owner if a premium payment is made. A copy must

be sent to the Home Office. No agent has the authority to alter the provisions of the Conditional Receipt.

Premium cannot be collected with the application if the face amount applied for exceeds $4,500,000 or if the total amount in force and currently applied for exceeds (1) $10,000,000

through age 68; or (2) $5,000,000 if the Proposed Insured is age 69 or older.

Additional state limitations may be added upon notification by

ReliaStar Life Insurance Company, Security-Connecticut Life

Insurance Company, Security Life of Denver Insurance Company

or Southland Life Insurance Company (the "Company").

Applicant/Owner should understand all provisions of the

Conditional Receipt.

Check appropriate Company box on page 1 of the application.

If you are applying for more than one product, provide details in Section 6 of the Agent's Report on page 7.

Be sure to complete fully the signature box on page 6.

If special requirements need to be considered, be sure to

submit a COVER LETTER with all details.

Please print all responses on this application in black ink.

The word "You" refers to the proposed insured or proposed

owner.

Do not make checks payable to agent or leave payee blank.

110945

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO

THE FOLLOWING ING COMPANY:

ReliaStar Life Insurance Company,

Security-Connecticut Life Insurance Company,

Security Life of Denver Insurance Company

or

Southland Life Insurance Company

APPLICATION FOR LIFE INSURANCE

FIXED AND VARIABLE PRODUCTS

Policy Date Information and

General Dating Practices

Your policy will be issued with a policy date. This date is important because it governs many of the duties and obligations under this policy. Premiums are billed from the policy date. Renewal

premiums are due as of the anniversary of the policy date. Your policy will be dated either on the date that it is issued or on a date that you specifically request. Within certain limits, you may choose a date that is before the date of your application or a date that is after your application.

There are a number of reasons why you might request a specific policy date, such as:

To obtain a lower premium if a date before the date of issue would result in a lower insurance age.

To obtain a savings in premium by selecting a future policy

date, since premiums are billed from the policy date.

To coincide with other elements of an estate plan.

To provide a preselected convenient date as the due date

for premiums.

Right to request change in policy date

For applicants who choose to pay no premium until the policy is delivered or who are required to pay additional premium upon delivery only: If you decide at the time of policy delivery that you would like to change the date of your policy to the delivery date, you may choose to do so. The Policy Delivery Receipt

included with your policy will contain instructions for changing the policy date to the delivery date.

Please note that your request to change the policy date to be the date of delivery may result in an increase in your premium as a result of a change in insurance age. If so, you will be notified by the Company and you may then decide not to have the policy

redated.

110945

Terms of the EFT Plan

Each debit will be: (1) in an amount sufficient to pay a proper proportion of the annual premium at the Company's EFT premium rate; (2) notice of premium due and no further notice of premium will be given; (3) a receipt for the amount stated thereon if and when the Company receives actual payment. If a debit is not honored by the bank upon presentation for payment by the Company, such action by the bank will be notice of nonpayment of premium.

The EFT Plan for premium payment may be terminated by the Policyowner or by the Bank Depositor/premium payor by written notice filed with the Company and may be terminated by the bank in which the account is maintained. The Company also may terminate without notice if any debit is not honored upon presentation, otherwise upon 30 days written notice to the Policyowner. In the event the Plan is terminated for any cause, any unpaid premiums, and premiums which have due dates that occur on or after the date of termination, will be paid directly to the Company at the premium rate and on the premium due date which would have been applicable to each policy if it had not been placed under the EFT Plan for premium payment. If the Company is not paid within the time required by the policies, the said policies will lapse and have no further value, except as otherwise provided in said policies.

The Company may, at its discretion from time to time, effect payments by use of prearranged payments (debit) or an electronic bank debit system.

It is agreed that:

This authorization will apply to any conversion, renewal or change made in said policies.

The Company encourages the Policyowner to obtain overdraft protection from its bank to avoid any unhonored withdrawals and associated fees.

The Company may increase the premium withdrawal amount sufficient to maintain insurance coverage. Such increase would occur 30 days after providing written notification of the increase.

Authorization Agreement for Prearranged Payments (Debits)

I (we) authorize ReliaStar Life Insurance Company, Security-Connecticut Life Insurance Company, Security Life of Denver Insurance Company

or Southland Life Insurance Company (the "Company") to make variable charges to my (our) checking or savings account identified above, and authorize the financial institution named above to withdraw funds from (debit) such account and pay to the Company's order accordingly. This authorization will remain in effect until the financial institution has received and has had reasonable time to act on a written request from me

(us) to terminate this agreement.

I have read and understand the above statement:

ELECTRONIC FUNDS TRANSFER (EFT)

Request and Authorization Agreement for Pre-Arranged Payments or Electronic Bank Debit Plan for Payment of Premiums. ReliaStar Life

Insurance Company, Security-Connecticut Life Insurance Company, Security Life of Denver Insurance Company or Southland Life Insurance

Company (the "Company") is hereby requested and authorized to draw checks or initiate bank debits to be charged against the account described in the Authorization below.

Staple voided check here

-NOT Deposit Slip-

Checking Savings

Banking Account Number

Transit Routing Number (9 digits)

Name of Bank or Credit Union

Street

City State Zip

Check company(ies):

ReliaStar Life Insurance Company

Security-Connecticut Life Insurance Company

Security Life of Denver Insurance Company

Southland Life Insurance Company

Please X one of the boxes below:

Start new EFT Plan

Add to existing EFT Plan No.

__________________________

Change existing bank name or

Accounting No.

I request the day of withdrawals or debits to my account to be on or about the _________ of each month. (Any day from the 1st through the 28th of the month may be selected.)

Bank Account Information and Type (Please check one box: Either Checking or Savings)

Policy Number Proposed Insured's Name (First/Middle Initial/Last) Monthly Deduction

Signature of Bank Account Owner Social Security/Tax I.D. Number Date Signed

Signature of Bank Account Owner Social Security/Tax I.D. Number Date Signed

110945

CONSUMER PRIVACY NOTICE

This page must be given to Proposed Insured

NOTICE REGARDING CONSUMER REPORTS

Insurance companies commonly ask an outside source to verify and add to the information given in an application. The agency that makes the report will be one that is discreet and impartial. If you wish,

we will send you the name, address and telephone number of any agency we ask to prepare a consumer report about you. You can ask that the agency interview you if you so state on the authorization form.

Consumer reports are used to help us decide if you are eligible for the insurance for which you have applied. The report deals with your mode of living, character, general reputation, and such personal items as your health, job, and finances. It may include information on the following: your marital status; past and present employment record;

job duties; driving record; avocations; health history; use of alcohol and drugs; and hazardous sports activities. The agency may get information in these ways: from public records; by contacting you,

members of your family, business associates and employers, financial sources, friends or others you know. This information will not be used to determine your sexual orientation. If the report affects your application as requested, we will notify you and provide you with the name and address of the reporting firm.

We use the report only to be sure that each application is evaluated on a fair basis. We will not reveal any of the information we obtain to your friends or associates. We may reveal the information we obtain to other companies or entities affiliated with ReliaStar Life Insurance

Company, Security-Connecticut Life Insurance Company, Security Life

of Denver Insurance Company or Southland Life Insurance Company

(the "Company"). You may request that this information not be communicated to other companies affiliated with the Company.

The information may be kept by the consumer reporting agency;

it may also later be given to others who have a legitimate need for these reports. It will be given only to the extent permitted by these laws: the

Federal Fair Credit Reporting Act as amended by the Consumer Credit

Reporting Reform Act of 1996; your state's Fair Credit Reporting Act,

if any; and your state's Insurance Information and Privacy Protection

Act, if any. The agency will give you a copy of the report if you ask for one and provide the proper identification.

NOTICE REGARDING MIB

(MEDICAL INFORMATION BUREAU, INC.)

We or our reinsurers may make brief reports to MIB. The reports will include the factors that affect the insurability of any person for whom coverage is being requested.

MIB is a nonprofit organization of life insurance companies. It operates an information exchange for its members. If you apply to some other member company for life or health coverage, or send in a claim for benefits, MIB may supply that company with any information in its file. If you ask MIB, it will arrange to disclose to you the information it has in your file. If you question the accuracy of the information in

MIB's file, you may contact MIB to seek correction, as provided in the

Federal Fair Credit Reporting Act. The address of MIB's information office is: Post Office Box 105, Essex Station, Boston, Massachusetts

02112. MIB's phone number is (617) 426-3660.

We or our reinsurers may also release information in our files. We may release it to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted upon request.

NOTICE REGARDING INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you. Some will come from other sources.

That information and any information collected by us later may, in certain circumstances, be disclosed to third parties without your specific permission.

You have a right to access and correct the information collected about you. This right does not extend to information that relates to a claim or civil or criminal proceeding. You have the right to receive, in writing, the reasons for any adverse underwriting decisions.

If you wish to have a more detailed explanation of our information practices, please write to us at:

Individual Life Underwriting

ReliaStar Life Insurance Company

20 Washington Avenue South

Minneapolis, MN 55401-1908

or

Individual Life Underwriting

Security-Connecticut Life Insurance Company

20 Security Drive

Avon, CT 06001-4237

or

Individual Life Underwriting

Security Life of Denver Insurance Company

1290 Broadway

Denver, CO 80203-5699

or

Individual Life Underwriting

Southland Life Insurance Company

1290 Broadway

Denver, CO 80203-5699

110945

COLORADO:

It is unlawful to knowingly provide false, incomplete, or

misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company.

Penalties may include imprisonment, fines, denial of insurance or civil damages. Any insurance company or its agent who

knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of

Regulatory Agencies.

CONNECTICUT:

Any person who knowingly and with intent to injure, defraud, or deceive any insurance company, files an application, statement or claim containing any false, incomplete, or misleading information may be guilty of insurance fraud as determined by a court of competent jurisdiction.

DISTRICT OF COLUMBIA:

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person.

Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

KENTUCKY AND OHIO:

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

LOUISIANA:

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

TENNESSEE:

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

NOTICE:

For Applicants in all States except for Colorado, Connecticut, District of Columbia, Kentucky, Louisiana, Ohio and

Tennessee.

Any person who knowingly and with intent to injure, defraud or deceive any insurance company, files an application, statement or claim containing false, incomplete or misleading information may be guilty of insurance fraud.

THE LAWS OF THE FOLLOWING STATES REQUIRE THAT WE PROVIDE THESE NOTICES:

110945 1

Issued by:

Initial Product Solicited: ____________________________ ReliaStar Life Insurance Company

Security-Connecticut Life Insurance Company

Security Life of Denver Insurance Company

Southland Life Insurance Company

Check here if insurance is for a tax-qualified, pension, or ERISA covered welfare benefit plan and complete Section 5 in the Agent's Report.

Employer sponsored? Yes No

1. Name (First, MI, Last) 2. Social Security Number 3. Driver's License Number State

4. Date of Birth 5. Sex 6. Place of Birth 7. Telephone Number 8. Annual Earned Income

M F ( ) $

9. Residence Street Address City State Zip Code 10. Occupation/duties

11. Employer 12. Relationship to Proposed Insured

13. Do you currently use or have you ever used tobacco or nicotine products in any form, e.g., cigarettes, cigars, pipes, chewing tobacco, nicotine gum or nicotine patches? Yes No If yes, type _________________________ daily amount ___________ month/year last used __________

Type ___________________________________________________ daily amount _____________________ month/year last used ______________

Section B. Proposed Other Insured (Joint Insured or Additional Insured)

1. Name (First, MI, Last) 2. Social Security Number 3. Driver's License Number State

4. Date of Birth 5. Sex 6. Place of Birth 7. Telephone Number 8. Annual Earned Income

M F ( ) $

9. Residence Street Address City State Zip Code 10. Occupation/duties

11. Employer

12. Do you currently use or have you ever used tobacco or nicotine products in any form, e.g., cigarettes, cigars, pipes, chewing tobacco, nicotine gum or nicotine patches? Yes No If yes, type _________________________ daily amount ___________ month/year last used __________

Type ___________________________________________________ daily amount _____________________ month/year last used ______________

Section A. Proposed Primary Insured Information

1. Owner Name if other than Proposed Primary Insured or Name of Trust and Trustee 2. Relationship to Proposed Primary Insured

3. Date of Trust 4. Date of Birth 5. Social Security Number or Tax ID Number

6. Residence Street Address City State Zip Code

7. Address for Premium Notice if Other than Residence City State Zip Code

Section C. Proposed Owner Information

Complete if the Owner is other than the Proposed Primary Insured. If the Proposed Primary Insured is a minor, always specify the Owner.

LIFE INSURANCE APPLICATION Agent ID# _______________

Section D. Medical Transfer Statement

Complete when submitting medical examinations of another insurance company.

1. Name of the insurance company for which examination(s) was made and date of examination:

2. To the best of your knowledge and belief, are the statements in the examination true and complete today?

3. Have you consulted a medical doctor or other practitioner since the above examination?

(If yes, see Section L) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Proposed

Proposed Insured Other Insured

Yes No Yes No

This page has been intentionally left blank

110945 2

1. Riders:

Accelerated Benefit Rider

Waiver of Premium (Term)

Waiver of Monthly Deduction or Cost of Insurance Rider

Waiver of Specified Premium Rider . . . . . . . . . . . . . . . . . . $_______________

(Specify monthly premium - illustration required)

Additional Insured Rider (on Primary Insured) . . . . $_______________

Additional Insured Rider (on Additional Insured). . $_______________

Accidental Death Benefit Rider . . . . . . . . . . . . . . . . . . . . . . . . $_______________

Children's Insurance Rider ...................................................................$ ____________

(Complete supplement)

Extension of Rate Guarantee Rider..............................................$ ____________

Term Rider (Specify) ....................................................................................$ ____________

________________________________

Adjustable Term Insurance Rider .................................................$ ____________

(Specify Target Death Benefit)

________________________________

Future Purchase Option Rider............................................................$ ____________

Other ___________________________................................$ ____________

Other ___________________________................................$ ____________

Section F. Rider Information. Illustration required for permanent products.

Check appropriate box and enter amounts. (NOT ALL RIDERS ARE AVAILABLE WITH ALL PRODUCTS.)

Section E. Base Policy Information

Must attach a copy of the illustration signed by the applicant.

1. Base Face Amount (Not including Term Riders) 2. Mode of Payment 3. Planned/Scheduled Premium

$

4. Product Type Fixed Variable - (Owner must receive a current prospectus, and investment feature selection form must be completed if applying for a variable life insurance policy. THE DEATH BENEFIT MAY BE

VARIABLE OR FIXED UNDER CERTAIN CONDITIONS,AND THE CASH VALUES

MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF

THE SEPARATE ACCOUNTS.)

5. Death Benefit Option: A or 1-Level B or 2-Increasing or Variable C or 3 - Face Amount + Premium

6. Death Benefit Qualification Test: Guideline Premium Test Cash Value Accumulation Test

7. Rate Class Quoted: No Tobacco Alternate Tobacco (cigars, pipes, chewing tobacco, nicotine gum or patch)

Tobacco (cigarettes) Other ______________________________________________________________

Section G. Suitability (Complete for Variable Products only)

1. Have you, the proposed owner, received a current prospectus including supplements for the variable life insurance policy and each of the Variable

Account Investment Options? Yes No

The policy prospectus/supplement is dated ___________________________________

2. Do you understand that the amount or duration of the policy death benefit may vary under specified conditions: that policy values may increase or decrease in accordance with the investment experience of the investment options; that they may also increase in accordance with the interest credited in the Guaranteed Interest Division; and that the amount payable at the final policy date is not guaranteed, but is dependent on the account value and amounts owed under the policy at that time? Yes No

3. Do you understand that the fluctuation in values under the policy means that scheduled premium payments may not be sufficient to keep the policy in force in a down market? Yes No

4. Do you understand that personalized illustrations are based on hypothetical rates of return which may not be indicative of future investment experience or of actual interest credited in the Guaranteed Interest Division? Yes No

5. With this in mind, is the policy in accordance with your insurance objectives and your anticipated financial needs?

Yes No

6. Do you believe you have the financial ability to continue making premium payments on this policy?

Yes No

2. Special Dating Request: Date to save age Specific date Month ____________ Day ___________ Year ___________

110945 3

1. If Trust, provide name and date of trust agreement. If Corporation, provide state of incorporation.

a. Primary Beneficiary(ies) (Print full names and addresses) Relationship to Proposed Birthdate Social Security Number/ %

Insured Tax ID

b. Contingent Beneficiary(ies) (Print full names and addresses) Relationship to Proposed Birthdate Social Security Number/ %

Insured Tax ID

Section H. Beneficiary Information for Proposed Primary and Joint Insureds

Unless otherwise stated, the beneficiary designation is revocable and beneficiaries of like class shall share equally with right of survivorship.

Section I. Beneficiary Information for Proposed Other Insured or Additional Insured Rider

Unless otherwise stated, the beneficiary designation is revocable and beneficiaries of like class shall share equally with right of survivorship.

1. If Trust, provide name and date of trust agreement. If Corporation, provide state of incorporation.

a. Primary or Base Additional Insured Rider Beneficiary Relationship to Proposed Birthdate Social Security Number/ %

(Print full names and addresses) Insured Tax ID

b. Contingent or Joint Additional Insured Rider Beneficiary Relationship to Proposed Birthdate Social Security Number/ %

(Print full names and addresses) Insured Tax ID

Section J. Financial Information

1. Personal Finances: Check box(es) to indicate purpose of insurance.

Estate Liquidity Family Protection Loan Protection Tax Planning Retirement Planning Cash Accumulation Other________

a. Annual Interest & Other Income b. Total Assets c. Total Liabilities d. Total Net Worth

2. Business Finances (Complete question #2 only if this is business insurance.)

Key Employee Buy/Sell Creditor Employee Benefits (Split Dollar, Deferred Compensation, etc.) Other ______________________

a. Total Assets b. Total Liabilities c. Net Worth d. Net Profit After Taxes for Past Two Years:

Last Year Previous Year

Percentage of Active in Business Amount of Business

e. Name of Owner(s) Title Ownership (yes or no) Coverage in Force

f. Is other insurance being applied for concurrently on Proposed Insured or other officers? Yes No If yes, complete the following:

Insurance Company Name Amount Officer or Proposed Insured

110945 4

Section K. General Information for Application for Life Insurance

Complete the following on all Proposed Insureds, including children to be covered under the Children's Insurance Rider.

11. Life Insurance In Force Yes No (If yes complete the following.) Personal Business Accidental

Proposed Insured's Name Company Life Benefit Life Benefit Life Benefit Date Issued

12. Are you considering using funds from your existing policies or contracts to pay premiums due on the new policy or contract? (If yes, complete state required replacement form.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

13. Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to the insurer or otherwise terminating your existing policy or contract? (If yes, complete state required replacement form and provide details below.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Proposed Insured's Name Company Policy Number Amount

Yes No Yes No

14. Is this insurance intended to be a tax free exchange - 1035 Exchange? (1035 not available on term rider) . . . . . . .

15. If yes, will a policy loan be carried over?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16. Will the applicant accept this policy if it is a "Modified Endowment Contract" at issue?. . . . . . . . . . . . . . . . . . . . . . .

17. Do you have any other applications for life insurance pending?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

18. If yes, will all applications now pending for life insurance be accepted and placed in force? . . . . . . . . . . . . . . . . . . . . . . . . .

19. List company(ies) and amount(s) of coverage applied for.

Proposed Insured's Name Company Amount Applied For

Yes No Yes No 10. Have you in the last 12 months had any known or suspected heart attack, stroke, or cancer, or been treated by any physician or other practitioner for any of these conditions?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11. Have you in the last 60 days been advised by any physician or other practitioner to have any diagnostic test or surgery not yet performed?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12. Have you in the last 10 years been diagnosed or treated for positive HIV

(Human Immunodeficiency Virus) or AIDS (Acquired Immunodeficiency Syndrome)?. . . . . . . . . . . . . . . . . . . . . . . .

13. Have you in the last five years had any motor vehicle accidents, alcohol or drug related convictions, or other moving violations while operating a motor vehicle? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14. Except for traffic violations, have you been convicted in a criminal proceeding or been the subject of a pending criminal proceeding? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

15. Provide the details for all yes answers to questions 10-14.

Proposed Insured's Name Question # Details

Yes No Yes No 16. Are you a member, or do you intend to become a member of the armed forces, including the

Reserves or on alert? (If yes, complete Military Questionnaire). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17. Are you a US citizen? (If no, complete the Foreign Travel and Residence Questionnaire) . . . . . . . . . . . . . . . . . . . . . . . .

18. Do you intend to change your residence or travel outside the United States or Canada?

(If yes, complete the Foreign Travel and Residence Questionnaire). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

19. Have you in the last five years made or do you anticipate making flights in an aircraft OTHER than as a passenger on a scheduled airline? (If yes, complete the Aviation Questionnaire) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

20. Do you participate in hang-gliding, soaring, sky-diving, ballooning, skin or scuba diving,

mountain climbing, competitive skiing, rodeos, or any other hazardous sports or activities?

(If yes, complete appropriate questionnaire) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21. Do you race, test or stunt drive automobiles, motorcycles, motor boats, or jet powered vehicles, or do you use or race snowmobiles, dirt bikes, dune buggies, etc.?

(If yes, complete motorized vehicle/powerboat questionnaire). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Proposed

Proposed Insured Other Insured

Yes No Yes No

4. In the past 10 years, have you ever been treated for or been diagnosed by a licensed member of the medical profession as having:

a. Dizziness, fainting, convulsions, optic neuritis, headache, paralysis,

stroke, mental or nervous disorder? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

b. Shortness of breath, persistent hoarseness or cough, spitting of blood,

asthma, emphysema, tuberculosis, or chronic respiratory disorder?. . . . . . .

c. Chest pain, palpitations, high blood pressure, heart murmur,

heart attack or other disorder of the heart or blood vessels? . . . . . . . . . . . . . . . .

d. Jaundice, intestinal bleeding, ulcer, hepatitis, colitis, diverticulitis,

or other disorder of the stomach, intestine, liver or gall bladder?. . . . . . . . . . . .

e. Sugar, albumin, blood or pus in urine, venereal disease, nephritis, stone, or other disorder of kidney, bladder, breasts, prostate or reproductive organs? . .

f. Diabetes, thyroid or other endocrine disorder?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

g. Rheumatism, arthritis, or disorder of the muscles or bones?. . . . . . . . . . . . . . . .

h. Disorder of skin, lymph glands, cyst, tumor or cancer?. . . . . . . . . . . . . . . . . . . . . .

i. Allergies, anemia or other disorder of the blood? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5. Have you:

a. Experienced any symptom(s) for which you have not yet

consulted a health care provider? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

b. Had any operation(s) in the past 10 years? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

c. Been advised to have operation(s) or diagnostic tests not yet performed in the last 10 years? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

d. Had an electrocardiogram, x-ray, or other diagnostic test in the last five years? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

e. Sought or been advised to seek help or treatment for an alcoholic habit? .

If yes, complete Alcohol Usage Questionnaire.

f. In the last 10 years been confined for observation, care, or treatment in a hospital or other health care facility? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

g. In the last five years consulted any health care provider(s) not already identified for any reason including routine physical examination? . . . . . . .

6. Are you:

a. Presently taking any medication(s), including non-prescription/over the counter medication or presently under the care of a member of the medical profession for any condition?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

b. Currently using, or have you ever received treatment or counseling for the use of: ecstasy, marijuana, cocaine, amphetamines, barbiturates,

hallucinogenic agents, opium derivatives, or other drugs of abuse? . . . . . . . . .

If yes, complete Drug Use Questionnaire.

7. Family history of Proposed/Other Insured:

110945 5

Personal Physicians (If none, state none.) a. Name, address and phone number of Physician b. Date, reason and results of last consultation

1. Primary Insured

2. Other Proposed Insured

Section L. Declarations of the Proposed Insureds for Application for Life Insurance

Record the question number, person,

condition; diagnosis and dates/duration

of condition or treatment; name and

address of all doctors and hospitals

Proposed

Insured

Yes No

Proposed

Other

Insured

Yes No

3. Name Height/Weight Weight change in

last year

Age if living Age at death Current health or cause of death

Proposed Other Proposed Other Proposed Other

Father

Mother

Brothers

Sisters

110945 6

Section M. Authorization and Acknowledgement

By completing this life insurance application, I understand that I am applying for life insurance coverage which may be issued by one or more of the

ING life companies, which include ReliaStar Life Insurance Company, Security-Connecticut Life Insurance Company, Security Life of Denver Insurance

Company and Southland Life Insurance Company, referred to individually or collectively as the "Company." I understand and consent that this application and information obtained pursuant to this authorization may be used by the Company to evaluate my eligibility for life insurance. For underwriting and claims purposes, I authorize any physician, medical practitioner, hospital, clinic or medically related facility, insurance or reinsuring company,

Medical Information Bureau, Inc. ("MIB"), any consumer reporting agency, or any other organization to release to the Company or their authorized representatives (including any consumer reporting agency) acting on their behalf ALL INFORMATION requested by the Company about me and any minor children who are to be insured. This includes but is not limited to: (a) any medical information available as to diagnosis, treatment and prognosis with respect to any physical or mental condition and treatment of me or my minor children who are to be insured; (b) prescription drug records and related information maintained by physicians, pharmacy benefit managers and other sources; and (c) any non-medical information about me or my minor children who are to be insured. By this authorization, each physician, medical practitioner, hospital, clinic or medically related facility contacted by the Company is instructed to provide the entire medical record in its possession concerning me or any minor children who are to be insured.

I give my permission to the Company to get consumer or investigative consumer reports about these same persons.

I give my permission to the Company and other insurance companies affiliated with the Company to get any and all medical record information for the purposes described in this form. I know that my medical records, including any alcohol or drug abuse information, may be protected by

Federal Regulations - 42CFR Part 2. I may revoke this permission and authorization as it applies to any information protected by 42CFR Part 2 or by applicable state law at any time by mailing the written revocation to the Company at the address on the Consumer Privacy Notice page, but not to the extent action has been taken in reliance on it. I understand that the release of medical records will not be requested with respect to tests performed to determine the presence of the human immunodeficiency virus (HIV) antibody.

In connection with any application for life insurance or other insurance transaction that I may have with the Company, I specifically consent that some or all of the information obtained by this authorization may be sent to MIB, reinsurers, the agent who solicited my application and his principals,

employees or contractors who process transactions regarding any insurance coverage I may have applied for or have with the Company or affiliated companies. I understand the information obtained by use of the Authorization will be used by the Company to determine eligibility for insurance and eligibility for benefits under an existing policy.

I understand that I may request to be interviewed if an investigative consumer report is prepared.

You may contact me between the hours of _______ and ________. My telephone number is ( ) .

I know that I have a right to get a copy of this form. A photocopy of this form will be as valid as the original.

This form will be valid for 24 months from the date shown below.

I acknowledge receipt of the following notices: Notice Regarding Consumer Reports; Notice Regarding MIB; and Notice Regarding

Information Practices.

Each of the undersigned also declares that:

A. I have read the statements and answers given in this application and affirm that they are true and complete to the best of my knowledge and belief and also correctly recorded.

B. (1) This application consists of Sections A through L, supplemental questionnaires, and medical exam and will be the basis for any policy issued on this application; (2) Any policy issued on this application will not take effect unless the first full premium is paid and the policy is delivered to the Owner of such policy during the lifetime and continued insurability, as stated in the application, of the person(s) to be covered by such policy,

except as otherwise provided in the Conditional Receipt, if issued, with the same date as this application; (3) Except where permitted expressly by statute or regulation, no agent or medical examiner has the authority to waive the answer to any question in the application, to pass on insurability,

to make or alter any contract or waive any of the Company's rights or requirements; (4) No change in the amount, classification, age at issue, plan of insurance or benefits on this application shall be effective unless agreed to in writing by the proposed insured and owner.

C. I certify, under penalty of perjury, that my social security/tax identification number(s) is shown and is correct and that I am not subject to back up withholding.

Automatic Telephone Privileges - Variable Products Only

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and the registered representative's assistant. I also agree that the

Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and the registered representative's assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privilege can be revoked only upon receipt of signed written instructions at the Company.

I do not want telephone privileges.

I do not want telephone privileges granted to my agent/registered representative and the registered representative's assistant.

Signed by Owner at (City, State) Signature of Agent/Registered Rep.

Signature of Proposed Insured if age 15 or older Date Agent ID # Agent State Lic. # Registered Rep. #

Signature of Proposed Other Insured Date

Signature of Proposed Owner if other than the Proposed Insured Date

Signature of Parent or Guardian if the Proposed Owner or the Proposed Primary Insured is a minor

X

X

X

X

X

Agent's Signature(s) Date Contact for Requirements

Telephone Fax number Email address

Section 1. To be completed by the Agent. For questions about this application or requirements, contact the underwriting department.

Section 2. Premium Information

Section 3. Compliance Information

1. Did you obtain the Proposed Insured's Declarations in this application in person and record them in the presence of the Proposed Insured? (If not, arrange for exam) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes No

2. Have you delivered the Notice Regarding Consumer Reports, the Notice Regarding MIB Inc.,

and the Notice Regarding Information Practices to the Proposed Insured(s) or Proposed Owner? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes No

3. To the best of your knowledge and belief, will any existing life or annuity coverage be replaced, lapsed, surrendered,

or borrowed against? (If yes, submit applicable state replacement forms) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes No

4. If premium was accepted, was the Conditional Receipt completed and delivered to the Proposed Insured or Proposed Owner? . . Yes No

Section 4. Insured Information

1. How long have you known the Proposed Insured?____________ Are you related? Yes No If yes, how?_____________________

2. How much insurance does the Proposed Insured's spouse own payable to the Proposed Insured or other dependents? $ _______________

3. If this application is on a juvenile, please indicate the amount of life insurance in force on each parent or sibling.

Father $__________________________ Mother $__________________________ Siblings $__________________________

4. a. Did you use a fact finder or needs analysis tool in connection with this sale? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes No

b. If yes, which one(s)? ____________________________________________________________________________________________

5. Please check the medical requirements ordered: Paramedical Exam HOS Blood Profile Inspection Stress EKG

EKG MD Exam Paramed Company________________________________

6. Does the proposed insured speak English? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes No

a. If no, were the application and all solicitation materials interpreted for and understood by the proposed insured and owner? . Yes No

b. If no, will the policy form be interpreted for the proposed owner? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Yes No

Section 5. Funded ERISA Plan Information

If the policy will be owned by a "Funded ERISA Plan", you must specify the plan and trust type by checking the appropriate box below and provide the other information indicated.

Tax-qualified plan (specify, i.e. 401(a), profit sharing, defined benefit, defined contribution, and HR10): __________________________

Section 419/419A plan (specify trust name): __________________________________________________________________________

VEBA Trust (specify trust name): ___________________________________________________________________________________

Secular Trust

Section 6. Remarks (Use this area to request alternates/optionals, including the selection of alternative commission structures where available.)

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

Section 7. Agent's Signature Section

110945 7

AGENT'S REPORT

Hierarchy Hierarchy

Agent Name/Broker Dealer Agent ID # % Split Pointer ID Pointer Name

Initial Payment Check COD 1035 Exchange Home Office Credit Conversion

Age Used in Requested Modal Annualized Planned Amount Received by

Calculating Premium Initial Payment Payment Amount Collected Periodic Premium Home Office

(To be completed by Home Office.) Mode of Payment

Annually Semi-Annually Government/Military Allotment (Complete allotment form.)

Quarterly Monthly (Complete EFT Form.) Payroll Deduction/List Bill (Enter Special Collect

Other _____________________________________________ Number if plan already exists.)___________________________

110945 Applicant Copy

CONDITIONAL RECEIPT

IF WITHIN THE LAST YEAR, THE PROPOSED INSURED HAS

RECEIVED ANY TREATMENT OR ADVICE FROM A PHYSICIAN FOR

TUMOR OR CANCER OR ANY BRAIN, HEART, LUNG OR KIDNEY

DISORDER, A CONDITIONAL RECEIPT MAY NOT BE GIVEN AND

PREMIUM MAY NOT BE COLLECTED.

Received from

____________________________________________________________

the sum of

____________________________________________________________

in payment of the first full modal premium for an

insurance policy applied for on the life of

____________________________________________________________

Proposed Insured, for which this application as dated below

has been made to ReliaStar Life Insurance Company, Security-Connecticut

Life Insurance Company, Security Life of Denver Insurance Company and/or

Southland Life Insurance Company (the "Company").

This Conditional Receipt does not create temporary or interim insurance and it does not provide any coverage except as

provided herein.

I. REPRESENTATIONS - Applicable to each Proposed Insured

named above

1. Has the Proposed Insured(s): Yes No

a. in the past 10 years had unintentional weight loss, or

any symptoms of a disease or an impairment for which

the Proposed Insured(s) has not consulted a physician?

b. ever had, or now have, any type of heart disease, stroke,

or other vascular disease?

c. ever had, or now have, any type of cancer, leukemia,

malignant tumor, or disorder of the immune system?

d. attained age 70?

2. For each Proposed Insured, is the initial amount of life

insurance applied for on all applications pending with the

Company plus the current amount of all existing life

insurance with the Company more than $4,500,000?

3. For each Proposed Insured, does existing life insurance

with all insurers plus amount applied for in pending

application(s) with all insurers exceed $10,000,000?

(For #2 and #3 amount of insurance calculations, include

all policies, term riders, and accidental death coverage

and second to die coverage for each Proposed Insured.)

If any of the above questions are answered YES or LEFT BLANK, the agent is not authorized to accept a premium, and there will be NO COVERAGE.

There also will be no coverage under this receipt if Section 1035 exchange paperwork is received without premium payment. Premium may be paid by cash, check or authorized withdrawal. Make all checks payable to the

Company, not the agent.

II. TERMS AND CONDITIONS

AMOUNT OF COVERAGE

If the Proposed Insured(s) dies while this coverage is in effect, the Company will pay to the beneficiary named in the Application the lesser of: (a) the amount of death benefit, if any, which would be payable under the policy and any riders if issued as applied for under the Application; or (b)

$4,500,000. This coverage is subject to any limits or exclusions which would be part of the issued coverage. If for any reason the Company is liable for any coverage as a result of any other pending applications or conditional receipts on the lives of Proposed Insured(s), the Company's total liability shall not exceed $4,500,000; and the $4,500,000 will be prorated among the respective coverages. There is no premium waiver coverage, or coverage for the death of any person other than the Proposed Insured(s). No death benefit is payable for a second to die or last survivorship policy unless both

Proposed Insureds die while this coverage is in effect.

GENERAL

Premium(s) will be returned if no policy is delivered and no benefit is paid under this coverage. If a policy is delivered, premium(s) will be applied to the first policy premium.

All the above representations are true and complete to the best of my knowledge and belief. I agree that they are to be relied on for this coverage.

No agent can waive or modify this coverage in any way.

DATE COVERAGE BEGINS

Coverage under this receipt starts when: Sections A through K are completed; a premium has been accepted; and this form has been completed and signed.

DATE COVERAGE ENDS

This coverage will end automatically on the earliest of the date:

Five days after a refund of premium is mailed to the Owner's address shown on the application.

Five days after a notice of termination is mailed to the owner's address shown on the application.

Coverage starts under any policy resulting from the Application.

A policy resulting from the Application is refused.

90 days after the date this form is signed.

The Company may send a notice or return premium terminating this coverage any time before delivery of the policy.

NO COVERAGE

There is no insurance coverage if:

There is a material misrepresentation in the answers to the questions above or to any question or statement in the Application.

A Proposed Insured dies by suicide or intentional self-inflicted injury.

(This suicide clause does not apply in the state of Missouri)

The premium check or authorized withdrawal is not honored.

____________________________________________________________

Proposed Insured/Owner Signature

____________________________________________________________

Signed at City/State

____________________________________________________________

Licensed Agent Signature Date

____________________________________________________________

Print Agent Name

____________________________________________________________

Agent Telephone Number

If premium is collected, detach this receipt and give to client.

Check the company to which premium is being paid:

ReliaStar Life Insurance Company, 20 Washington Avenue South, Minneapolis, MN 55401-1908

Security-Connecticut Life Insurance Company, 20 Security Drive, Avon, CT 06001-4237

Security Life of Denver Insurance Company, 1290 Broadway, Denver, CO 80203-5699

Southland Life Insurance Company, 1290 Broadway, Denver, CO 80203-5699

110945 Agent Copy

CONDITIONAL RECEIPT

IF WITHIN THE LAST YEAR, THE PROPOSED INSURED HAS

RECEIVED ANY TREATMENT OR ADVICE FROM A PHYSICIAN FOR

TUMOR OR CANCER OR ANY BRAIN, HEART, LUNG OR KIDNEY

DISORDER, A CONDITIONAL RECEIPT MAY NOT BE GIVEN AND

PREMIUM MAY NOT BE COLLECTED.

Received from

____________________________________________________________

the sum of

____________________________________________________________

in payment of the first full modal premium for an

insurance policy applied for on the life of

____________________________________________________________

Proposed Insured, for which this application as dated below

has been made to ReliaStar Life Insurance Company, Security-Connecticut

Life Insurance Company, Security Life of Denver Insurance Company and/or

Southland Life Insurance Company (the "Company").

This Conditional Receipt does not create temporary or interim insurance and it does not provide any coverage except as

provided herein.

I. REPRESENTATIONS - Applicable to each Proposed Insured

named above

1. Has the Proposed Insured(s): Yes No

a. in the past 10 years had unintentional weight loss, or

any symptoms of a disease or an impairment for which

the Proposed Insured(s) has not consulted a physician?

b. ever had, or now have, any type of heart disease, stroke,

or other vascular disease?

c. ever had, or now have, any type of cancer, leukemia,

malignant tumor, or disorder of the immune system?

d. attained age 70?

2. For each Proposed Insured, is the initial amount of life

insurance applied for on all applications pending with the

Company plus the current amount of all existing life

insurance with the Company more than $4,500,000?

3. For each Proposed Insured, does existing life insurance

with all insurers plus amount applied for in pending

application(s) with all insurers exceed $10,000,000?

(For #2 and #3 amount of insurance calculations, include

all policies, term riders, and accidental death coverage

and second to die coverage for each Proposed Insured.)

If any of the above questions are answered YES or LEFT BLANK, the agent is not authorized to accept a premium, and there will be NO COVERAGE.

There also will be no coverage under this receipt if Section 1035 exchange paperwork is received without premium payment. Premium may be paid by cash, check or authorized withdrawal. Make all checks payable to the

Company, not the agent.

II. TERMS AND CONDITIONS

AMOUNT OF COVERAGE

If the Proposed Insured(s) dies while this coverage is in effect, the Company will pay to the beneficiary named in the Application the lesser of: (a) the amount of death benefit, if any, which would be payable under the policy and any riders if issued as applied for under the Application; or (b)

$4,500,000. This coverage is subject to any limits or exclusions which would be part of the issued coverage. If for any reason the Company is liable for any coverage as a result of any other pending applications or conditional receipts on the lives of Proposed Insured(s), the Company's total liability shall not exceed $4,500,000; and the $4,500,000 will be prorated among the respective coverages. There is no premium waiver coverage, or coverage for the death of any person other than the Proposed Insured(s). No death benefit is payable for a second to die or last survivorship policy unless both

Proposed Insureds die while this coverage is in effect.

GENERAL

Premium(s) will be returned if no policy is delivered and no benefit is paid under this coverage. If a policy is delivered, premium(s) will be applied to the first policy premium.

All the above representations are true and complete to the best of my knowledge and belief. I agree that they are to be relied on for this coverage.

No agent can waive or modify this coverage in any way.

DATE COVERAGE BEGINS

Coverage under this receipt starts when: Sections A through K are completed; a premium has been accepted; and this form has been completed and signed.

DATE COVERAGE ENDS

This coverage will end automatically on the earliest of the date:

Five days after a refund of premium is mailed to the Owner's address shown on the application.

Five days after a notice of termination is mailed to the owner's address shown on the application.

Coverage starts under any policy resulting from the Application.

A policy resulting from the Application is refused.

90 days after the date this form is signed.

The Company may send a notice or return premium terminating this coverage any time before delivery of the policy.

NO COVERAGE

There is no insurance coverage if:

There is a material misrepresentation in the answers to the questions above or to any question or statement in the Application.

A Proposed Insured dies by suicide or intentional self-inflicted injury.

(This suicide clause does not apply in the state of Missouri)

The premium check or authorized withdrawal is not honored.

____________________________________________________________

Proposed Insured/Owner Signature

____________________________________________________________

Signed at City/State

____________________________________________________________

Licensed Agent Signature Date

____________________________________________________________

Print Agent Name

____________________________________________________________

Agent Telephone Number

If premium is collected, detach this receipt and keep for your records.

Check the company to which premium is being paid:

ReliaStar Life Insurance Company, 20 Washington Avenue South, Minneapolis, MN 55401-1908

Security-Connecticut Life Insurance Company, 20 Security Drive, Avon, CT 06001-4237

Security Life of Denver Insurance Company, 1290 Broadway, Denver, CO 80203-5699

Southland Life Insurance Company, 1290 Broadway, Denver, CO 80203-5699

110945 Home Office Copy

CONDITIONAL RECEIPT

IF WITHIN THE LAST YEAR, THE PROPOSED INSURED HAS

RECEIVED ANY TREATMENT OR ADVICE FROM A PHYSICIAN FOR

TUMOR OR CANCER OR ANY BRAIN, HEART, LUNG OR KIDNEY

DISORDER, A CONDITIONAL RECEIPT MAY NOT BE GIVEN AND

PREMIUM MAY NOT BE COLLECTED.

Received from

____________________________________________________________

the sum of

____________________________________________________________

in payment of the first full modal premium for an

insurance policy applied for on the life of

____________________________________________________________

Proposed Insured, for which this application as dated below

has been made to ReliaStar Life Insurance Company, Security-Connecticut

Life Insurance Company, Security Life of Denver Insurance Company and/or

Southland Life Insurance Company (the "Company").

This Conditional Receipt does not create temporary or interim insurance and it does not provide any coverage except as

provided herein.

I. REPRESENTATIONS - Applicable to each Proposed Insured

named above

1. Has the Proposed Insured(s): Yes No

a. in the past 10 years had unintentional weight loss, or

any symptoms of a disease or an impairment for which

the Proposed Insured(s) has not consulted a physician?

b. ever had, or now have, any type of heart disease, stroke,

or other vascular disease?

c. ever had, or now have, any type of cancer, leukemia,

malignant tumor, or disorder of the immune system?

d. attained age 70?

2. For each Proposed Insured, is the initial amount of life

insurance applied for on all applications pending with the

Company plus the current amount of all existing life

insurance with the Company more than $4,500,000?

3. For each Proposed Insured, does existing life insurance

with all insurers plus amount applied for in pending

application(s) with all insurers exceed $10,000,000?

(For #2 and #3 amount of insurance calculations, include

all policies, term riders, and accidental death coverage

and second to die coverage for each Proposed Insured.)

If any of the above questions are answered YES or LEFT BLANK, the agent is not authorized to accept a premium, and there will be NO COVERAGE.

There also will be no coverage under this receipt if Section 1035 exchange paperwork is received without premium payment. Premium may be paid by cash, check or authorized withdrawal. Make all checks payable to the

Company, not the agent.

II. TERMS AND CONDITIONS

AMOUNT OF COVERAGE

If the Proposed Insured(s) dies while this coverage is in effect, the Company will pay to the beneficiary named in the Application the lesser of: (a) the amount of death benefit, if any, which would be payable under the policy and any riders if issued as applied for under the Application; or (b)

$4,500,000. This coverage is subject to any limits or exclusions which would be part of the issued coverage. If for any reason the Company is liable for any coverage as a result of any other pending applications or conditional receipts on the lives of Proposed Insured(s), the Company's total liability shall not exceed $4,500,000; and the $4,500,000 will be prorated among the respective coverages. There is no premium waiver coverage, or coverage for the death of any person other than the Proposed Insured(s). No death benefit is payable for a second to die or last survivorship policy unless both

Proposed Insureds die while this coverage is in effect.

GENERAL

Premium(s) will be returned if no policy is delivered and no benefit is paid under this coverage. If a policy is delivered, premium(s) will be applied to the first policy premium.

All the above representations are true and complete to the best of my knowledge and belief. I agree that they are to be relied on for this coverage.

No agent can waive or modify this coverage in any way.

DATE COVERAGE BEGINS

Coverage under this receipt starts when: Sections A through K are completed; a premium has been accepted; and this form has been completed and signed.

DATE COVERAGE ENDS

This coverage will end automatically on the earliest of the date:

Five days after a refund of premium is mailed to the Owner's address shown on the application.

Five days after a notice of termination is mailed to the owner's address shown on the application.

Coverage starts under any policy resulting from the Application.

A policy resulting from the Application is refused.

90 days after the date this form is signed.

The Company may send a notice or return premium terminating this coverage any time before delivery of the policy.

NO COVERAGE

There is no insurance coverage if:

There is a material misrepresentation in the answers to the questions above or to any question or statement in the Application.

A Proposed Insured dies by suicide or intentional self-inflicted injury.

(This suicide clause does not apply in the state of Missouri)

The premium check or authorized withdrawal is not honored.

____________________________________________________________

Proposed Insured/Owner Signature

____________________________________________________________

Signed at City/State

____________________________________________________________

Licensed Agent Signature Date

____________________________________________________________

Print Agent Name

____________________________________________________________

Agent Telephone Number

If premium is collected, send in with the application.

Check the company to which premium is being paid:

ReliaStar Life Insurance Company, 20 Washington Avenue South, Minneapolis, MN 55401-1908

Security-Connecticut Life Insurance Company, 20 Security Drive, Avon, CT 06001-4237

Security Life of Denver Insurance Company, 1290 Broadway, Denver, CO 80203-5699

Southland Life Insurance Company, 1290 Broadway, Denver, CO 80203-5699